February 11, 2005

GENERAL MUNICIPAL MONEY MARKET FUNDS

Supplement to Prospectus dated April 1, 2004

The following information supersedes and replaces any contrary information relating to the funds contained in the section of the Prospectus entitled "Account Policies-Buying Shares":

Your price for fund shares is the fund's net asset value (NAV), which is generally calculated three times a day, at 12:00 noon, 3:00 p.m. and 8:00 p.m., on day's the New York Stock Exchange or the fund's transfer agent is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Each fund's investments are valued based on amortized cost.

If an order in proper form is made prior to 3:00 p.m., and Federal Funds are received by 4:00 p.m., the shares will be purchased at the NAV determined after the order is accepted and will receive the dividend declared that day. If such an order is made after 3:00 p.m., but prior to 8:00 p.m., and Federal Funds are received by 11:00 a.m. the next business day, the shares will be purchased at the NAV determined at 8:00 p.m. and will begin to accrue dividends on the next business day. All times are Eastern time.

February 11, 2005

GENERAL MUNICIPAL MONEY MARKET FUNDS

Supplement to Statement of Additional Information dated April 1, 2004

The following information supersedes and replaces any contrary information relating to the Funds contained in the section of the Statement of Additional Information entitled "How to Buy Shares":

Each Municipal Fund determines its net asset value ("NAV") per share three times each day the New York Stock Exchange or the Transfer Agent is open for regular business: as of 12:00 noon, Eastern time, as of 3:00 p.m., Eastern time, and as of 8:00 p.m., Eastern time. Each Fund also may process purchase and sale orders and calculate its NAV on days that the Fund's primary trading markets are open and the fund's management determines to do so.

An order placed with the Distributor or its designee in New York will become effective at the price determined at 12:00 noon, or 3:00 p.m., Eastern time, depending on when the order is accepted on a given day, and the shares purchased will receive the dividend on Fund shares declared on that day, if the order is placed with the Distributor or its designee prior to 3:00 p.m., Eastern time, and Federal Funds are received by 4:00 p.m., Eastern time, on that day. An order placed with the Distributor or its designee in New York after 3:00 p.m., Eastern time, but prior to 8:00 p.m., Eastern time, on a given day will become effective at the price determined at 8:00 p.m., Eastern time, on that day, and the shares purchased will begin to accrue dividends on the next business day, if Federal Funds are received by 11:00 a.m., Eastern time, on the next business day.